Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gary Bishop, the Chief Financial officer and a director of Environmental Control Corp., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the quarterly report on Form 10-QSB of Environmental Control Corp. for the interim period ended September 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Environmental Control Corp.

Dated November 14 , 2007

/s/ Gary Bishop
Gary Bishop
Chief Financial Officer and Director
(Principal Accounting Officer and Principal Financial
Officer)